UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K


                         CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 4, 2004
   (November 2, 2004)


              MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)


          HAWAII                  0-6510             99-0107542
(State or other jurisdiction    (Commission       (I.R.S. Employer
      of incorporation          File Number)     Identification No.)
      or organization)



120 Kane Street, P. O. Box 187, Kahului, Maui, Hawaii   96733-6687
       (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code:(808) 877-3351

                              NONE
  Former Name or Former Address, if Changed Since Last Report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))







ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On November 2, 2004, Maui Land & Pineapple Company, Inc. issued a press release, which sets forth our results of operations for the quarter ended September 30, 2004. A copy of the press release is filed herewith as Exhibit
        99.1 and incorporated herein by reference. Such information shall not be deemed "filed" for purposes of
        Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits
          99.1 Maui Land & Pineapple Company, Inc. Press Release dated November 2, 2004.









                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MAUI LAND & PINEAPPLE COMPANY, INC.



November 4, 2004             /S/ FRED W. RICKERT
     Date                        Fred W. Rickert
                                 Vice President/Chief Financial Officer
                                 (Principal Financial Officer)